Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Dongsheng Pharmaceutical International Co., Ltd., on Form 10-K for the period ending June 30, 2010, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Jianping Chen, Principal Accounting Officer of Dongsheng Pharmaceutical International Co., Ltd., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K for the period ending June 30, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K for the period ending June 30, 2010, fairly presents, in all material respects, the consolidated financial condition and results of operations of Dongsheng Pharmaceutical International Co., Ltd..

Date: September 22, 2010	By:	/s/ Jianping Chen
Jianping Chen
Principal Accounting Officer